UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 30, 2015

Nxt-ID, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-54960	46-0678374
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Nxt-ID, Inc.

288 Christian Street

Oxford, CT 06478

(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (203) 266-2103

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 1.01     Entry into a Material Definitive Agreement.

$3,012,500 Securities Purchase Agreement and Warrant Purchase Agreement

On July 30, 2015, Nxt-ID, Inc. (the “Company”) entered into a Securities Purchase Agreement (the “Securities Purchase Agreement”) with certain purchasers (the “Purchasers”) providing for the issuance and sale by the Company of 1,721,429 shares of the Company’s common stock, par value $0.0001 per share, at a purchase price of $1.75 per share (the “Registered Shares”) for an aggregate purchase price of $3,012,500 (the “Offering”).

In connection with the sale of the Registered Shares, the Company also entered into a Warrant Purchase Agreement (the “Warrant Purchaser Agreement”) with the Purchasers providing for the issuance and sale by the Company of warrants to purchase 860,716 shares of the Company’s common stock at a purchase price of $0.0000001 per warrant (the “Warrants”).  Each Warrant shall be initially exercisable on the six (6) month anniversary of the issuance date an exercise price equal to $2.35 per share and have a term of exercise equal to five (5) years from the date on which first exercisable.

The closing of the sale of the Registered Shares and the Warrants is expected to take place on or about August 4, 2015 (the “Closing”), subject to customary closing conditions.

The Company estimates that the net proceeds from the transactions will be approximately $2,711,750 after deducting certain fees due to the placement agent and the Company’s estimated transaction expenses.

The Registered Shares are being offered by the Company pursuant to an effective shelf registration statement on Form S-3, which was initially filed with the Securities and Exchange Commission (the “SEC”) on April 24, 2015 and declared effective on May 14, 2015 (File No. 333-203637) (the “Registration Statement”). We expect to file a prospectus supplement with the SEC in connection with the sale of the Registered Shares.

The Warrants will be issued and sold without registration under the Securities Act of 1933, as amended (the “Securities Act”) in reliance on the exemptions provided by Section 4(a)(2) of the Securities Act and/or Regulation D promulgated thereunder and in reliance on similar exemptions under applicable state laws.  Accordingly, the Purchasers may exercise the Warrants and sell the underlying shares only pursuant to an effective registration statement under the Securities Act covering the resale of those shares, an exemption under Rule 144 under the Securities Act or another applicable exemption under the Securities Act.  Pursuant to a Registration Rights Agreement, dated July 30, 2015, by and between the Company and the Investors (the “Registration Rights Agreement”), the Company has agreed to file one or more registration statements with the SEC covering the resale of the shares of common stock issuable upon exercise of the Warrants.

In connection with the transactions, on July 30, 2015, the Company entered into a Placement Agency Agreement (the “Placement Agency Agreement”) with Northland Securities, Inc. (the “Placement Agent”) pursuant to which the Placement Agent agreed to act as the Company’s exclusive placement agent for the issuance and sale of the Registered Stock.

The Placement Agent did not purchase or sell any securities, nor is it required to arrange the purchase or sale of any minimum number or dollar amount of securities.  The Placement Agent agreed to use its reasonable best efforts to arrange for the sale of all of the securities being issued and sold in the transactions.  The Placement Agent will be paid a cash fee equal to 6.0% of the gross proceeds received by the Company from the sale of the securities in the transactions. In addition to the placement agent fee to be paid by us, we have agreed to reimburse the placement agent for certain out-of-pocket expenses incurred in connection with the transactions, which aggregate amount of such expenses reimbursed by the Company will not exceed $100,000 without the Company’s further approval.  In connection with the successful completion of the transactions, for the price of $50, the Placement Agent may purchase a five-year warrant to purchase shares of our common stock equal to 5.0% of the shares sold in these transactions at an exercise price equal to the exercise price of the Warrants (the “Placement Agent Warrant”).

The form of Placement Agency Agreement, the form of Placement Agency Warrant, and the form of Warrant Purchase Agreement are filed hereto as Exhibits 10.1, 4.1, and 10.2, respectively, to this Current Report on Form 8-K.  The foregoing summaries of the terms of these documents are subject to, and qualified in their entirety by, such documents attached hereto, which are incorporated herein by reference.

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$200,000 Securities Purchase Agreement

On July 27, 2015, the Company entered into a securities purchase agreement with an accredited investor pursuant to which the Company sold an aggregate of $222,222 in principal amount of the 8% Original Issue Discount Convertible Notes (the “8% Convertible Notes”) for an aggregate purchase price of $200,000. The Company received net proceeds of $200,000 from the sale of the 8% Convertible Notes.

The 8% Convertible Notes will mature on September 11, 2015 (the “Maturity Date”), less any amounts converted or redeemed prior to the Maturity Date. The 8% Convertible Notes bear interest at a rate of 8% per annum, subject to increase to the lesser of 24% per annum or the maximum rate permitted under applicable law upon the occurrence of certain events of default.

The 8% Convertible Notes are convertible at any time, in whole or in part, at the option of the holders into shares of common stock at a conversion price of $3.50 per share, which is subject to adjustment for stock dividends, stock splits, combinations or similar events.

The Company may prepay in cash any portion of the principal amount of the 8% Convertible Notes and any accrued and unpaid interest. If such prepayment is made within sixty (60) days after the issuance date of the 8% Convertible Notes, the Company shall pay an amount in cash equal to 109% of the sum of the then outstanding principal amount of the note and interest; thereafter, if such prepayment is made, the Company shall pay an amount in cash equal to 114% of the sum of the then outstanding principal amount of the note and interest.

In the event the Company effects a registered offering either utilizing Form S-1 or Form S-3 (a “Registered Offering”), the Holder shall have the right to convert the entire amount of the Subscription Amount into such Registered Offering.

If the Company does not effect a Registered Offering prior to August 7, 2015, then the Company shall register the shares underlying the 8% Convertible Notes as soon as practicable thereafter.

The form of securities purchase agreement and the form of 8% Convertible Notes are filed hereto as Exhibits 10.3 and 4.2, respectively, to this Current Report on Form 8-K.  The foregoing summaries of the terms of these documents are subject to, and qualified in their entirety by, such documents attached hereto, which are incorporated herein by reference.

Item 3.02     Unregistered Sales of Equity Securities.

The applicable information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference in this Item 3.02.

The Company issued the Warrants and the 8% Convertible Notes in reliance upon the exemption from registration contained in Section 4(a)(2) of the Securities Act and Rule 506(b).

Item 8.01     Other Events.

The information set forth in Item 1.01 with respect to the Offering is hereby incorporated by reference. The Company is filing the opinion of its counsel, Robinson Brog Leinwand Greene Genovese & Gluck P.C., relating to the legality of the issuance and sale of the Registered Shares, as Exhibit 5.1 hereto. Exhibit 5.1 is incorporated herein by reference and into the registration statement.

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Item 9.01     Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

4.1	Form of Placement Agent Warrant

4.2	Form of 8% Original Issue Discount Convertible Notes

5.1	Legal Opinion of Robinson Brog Leinwand Greene Genovese & Gluck P.C.

10.1	Form of Placement Agency Agreement

10.2	Form of Warrant Purchase Agreement

10.3	Form of $200,000 Securities Purchase Agreement

23.1	Consent of Robinson Brog Leinwand Greene Genovese & Gluck P.C. (included in Exhibit 5.1)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 30, 2015	NXT-ID, INC.

	By:	/s/ Gino M. Pereira
Name: Gino M. Pereira Title: Chief Executive Officer

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